POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that John R. Hunter whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 16, 1998
------------------------
Date


/s/ JOHN R. HUNTER
------------------------
John R. Hunter

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 24, 1998
-------------------------
Date

/s/ PETER H. HECKMAN
-------------------------
Peter H. Heckman

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 23, 1998
-------------------------
Date


/s/ KEVIN R. SLAWIN
-------------------------
Kevin R. Slawin

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that G. Craig Whitehead whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 23, 1998
-------------------------
Date


/s/ G. CRAIG WHITEHEAD
-------------------------
G. Craig Whitehead

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that James P. Zils whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 24, 1998
------------------------
Date



/s/ JAMES P. ZILS
------------------------
James P. Zils

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Casey J. Sylla whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



July 24, 1998
----------------------
Date


/s/ CASEY J. SYLLA
----------------------
Casey J. Sylla

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


July 17, 1998
----------------------------
Date



/s/ KEITH A. HAUSCHILDT
---------------------------
Keith A. Hauschildt

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                  FILING ON FORM N-4 FOR THE GLENBROOK SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



July 24, 1998
---------------------------
Date


/s/ MARLA G. FRIEDMAN
---------------------------
Marla G. Friedman

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Louis G. Lower, II whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



July 24, 1998
-----------------------------
Date



/s/ LOUIS G. LOWER
-----------------------------
Louis G. Lower, II

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                FILING ON FORM N-4 FOR THE GLENBROOK LIFE SCUDDER
                              VARIABLE ACCOUNT (A)



Know all men by these presents that Michael J. Velotta whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and here in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life Scudder Variable Account (A) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




July 20, 1998
---------------------------
Date



/s/ MICHAEL J. VELOTTA
---------------------------
Michael J. Velotta